Exhibit 4.1

ING GROEP N.V.,

Issuer

and

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of March 25, 2025

To the Senior Debt Securities Indenture, dated as of March 29, 2017,

Between ING Groep N.V.

and

The Bank of New York Mellon, London Branch, Trustee

$750,000,000 4.858% Callable Fixed-to-Floating Rate Senior Notes due 2029

$1,000,000,000 5.066% Callable Fixed-to-Floating Rate Senior Notes due 2031

$1,000,000,000 5.525% Callable Fixed-to-Floating Rate Senior Notes due 2036

$750,000,000 Callable Floating Rate Senior Notes due 2029

ING GROEP N.V.

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and the Indenture, dated as of March 29, 2017, as amended by the Fourth Supplemental Indenture, dated as of April 1, 2021 and the Sixth Supplemental Indenture, dated as of September 11, 2023, and as supplemented by this Eighth Supplemental Indenture, dated as of March 25, 2025.

Trust Indenture Act Section	Indenture Section
§310 (a)(1)	6.09
(a)(2)	6.09
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	6.08 6.10
§311 (a)	6.13
(b)	6.13
§312 (a)	7.01 7.02(a)
(b)	7.02(b)
(c)	7.02(c)
§313 (a)	7.03(a)
(b)	7.03(a)
(c)	1.06,7.03(a)
(d)	7.03(b)
§314 (a)	7.04, 10.06
(b)	Not Applicable
(c)(1)	1.02
(c)(2)	1.02
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	1.02
(f)	Not Applicable
§315 (a)	6.01, 6.03
(b)	6.02
(c)	5.04, 6.01
(d)(1)	6.01, 6.03
(d)(2)	6.01, 6.03
(d)(3)	6.01, 6.03
(e)	5.14
§316 (a)(1)(A)	5.02, 5.12
(a)(1)(B)	5.13
(a)(2)	Not Applicable
(a)(last sentence)	1.01
(b)	5.08
§317 (a)(1)	5.03
(a)(2)	5.04
(b)	10.03
§318 (a)	1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Eighth Supplemental Indenture or the Base Indenture. Section references are to the Base Indenture.

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TABLE OF CONTENTS

EXHIBIT A-1 – Form of 2029 Note

EXHIBIT A-2 – Form of 2031 Note

EXHIBIT A-3 – Form of 2036 Note

EXHIBIT A-4 – Form of Floating Rate Note

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EIGHTH SUPPLEMENTAL INDENTURE, dated as of March 25, 2025 (this “Eighth Supplemental Indenture”) between ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”), having its corporate seat in Amsterdam, The Netherlands, and its principal office at Bijlmerdreef 106, 1102 CT Amsterdam, The Netherlands, and THE BANK OF NEW YORK MELLON, LONDON BRANCH, a New York banking corporation, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom, to the SENIOR DEBT SECURITIES INDENTURE, dated as of March 29, 2017, between the Company and the Trustee, as amended from time to time (the “Base Indenture” and, together with this Eighth Supplemental Indenture, the “Indenture”).

RECITALS OF THE COMPANY

The Company and the Trustee are parties to the Base Indenture, which provides for the issuance by the Company from time to time of Senior Debt Securities in one or more series.

Section 9.01(f) of the Base Indenture permits supplements thereto without the consent of Holders of Senior Debt Securities to establish the form or terms of Senior Debt Securities of any series as permitted by Sections 2.01 and 3.01 of the Base Indenture.

As contemplated by Section 3.01 of the Base Indenture, the Company intends to issue four new series of Senior Debt Securities to be known as the Company’s $750,000,000 4.858% Callable Fixed-to-Floating Rate Senior Notes due 2029 (the “2029 Notes”), the Company’s $1,000,000,000 5.066% Callable Fixed-to-Floating Rate Senior Notes due 2031 (the “2031 Notes”), the Company’s $1,000,000,000 5.525% Callable Fixed-to-Floating Rate Senior Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes and the 2031 Notes, the “Fixed-to-Floating Rate Notes”) and the Company’s $750,000,000 Callable Floating Rate Senior Notes due 2029 (the “Floating Rate Notes” and, together with the Fixed-to-Floating Rate Notes, the “Securities”) under the Indenture.

The Company has taken all necessary corporate action to authorize the execution and delivery of this Eighth Supplemental Indenture.

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this Eighth Supplemental Indenture that are defined in the Base Indenture shall have the meanings ascribed to them in the Base Indenture. The following terms used in this Eighth Supplemental Indenture have the following respective meanings with respect to the Securities only:

“Base Indenture” has the meaning set forth in the first paragraph of this Eighth Supplemental Indenture.

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“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions are authorized or obligated by law or executive order to close in London, United Kingdom, Amsterdam, the Netherlands or in the City of New York, United States.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, dated as of the date hereof.

“Call Date” means (i) March 25, 2028, with respect to the 2029 Notes, (ii) March 25, 2030, with respect to the 2031 Notes, (iii) March 25, 2035, with respect to the 2036 Notes and (iv) March 25, 2028, with respect to the Floating Rate Notes.

“Company” has the meaning set forth in the first paragraph of this Eighth Supplemental Indenture, and includes any successor entity.

“Compliant Notes” means securities that comply with the following (which compliance has been certified to the Trustee in a certificate signed by two authorized signatories of the Company and delivered to the Trustee prior to the relevant substitution or variation):

(1)	such securities are issued by the Company;

(2)	such securities rank equally with the ranking of the Securities;

(3)

(without prejudice to (2) above) such securities have terms not materially less favorable to holders of the Securities than the terms of the Securities (as reasonably determined by the Company in consultation with an independent adviser of recognized standing);

(4)

(without prejudice to (3) above) such securities (1) contain terms such that they comply with the then applicable Loss Absorption Regulations in order to be eligible to qualify in full towards the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments; (2) bear the same rate of interest from time to time applying to the Securities and preserve the same interest payment dates; (3) do not contain terms providing for deferral of payments of interest and/or principal; (4) preserve the obligations (including the obligations arising from the exercise of any right) of the Company as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption; (5) do not contain terms providing for loss absorption through principal write-down or conversion to common equity tier 1 instruments (which excludes, for the avoidance of doubt, any contractual term recognizing statutorily applicable write-down or conversion powers); and (6) preserve any existing rights to any accrued and unpaid interest and any other amounts payable under the Securities which has accrued to holders of the Securities and not been paid;

(5)

such securities are listed on the same stock exchange or market as the Securities or the regulated market of the London Stock Exchange or any EEA regulated market selected in good faith by the Company; and

(6)

where the Securities which have been substituted or varied had a published rating solicited by the Company from one or more rating agencies immediately prior to their substitution or variation, such securities benefit from (or will, as announced, or otherwise confirmed in writing, by each such relevant rating agency, benefit from) an equal or higher published rating from each such rating agency as that which applied to the Securities.

“Corresponding Tenor” with respect to a SOFR Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current SOFR Benchmark.

“Fixed Rate Interest Payment Date” has the meaning set forth in Section 2.02(a).

“Fixed Rate Period” means, with respect to the Fixed-to-Floating Rate Notes, the period from (and including) the Issue Date to (but excluding) the applicable Call Date.

“Floating Interest Rate” means a rate per annum equal to the sum of (A) the SOFR Index Average, as determined, with respect to each Floating Rate Interest Period, on the applicable Floating Rate Interest Determination Date, and (B) the applicable Margin, subject to the Minimum Rate.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the second U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date.

“Floating Rate Interest Payment Date” has the meaning set forth in Section 2.02(b).

“Floating Rate Interest Period” means, during the applicable Floating Rate Period, the period from (and including) a Floating Rate Interest Payment Date to (but excluding) the next succeeding Floating Rate Interest Payment Date, provided that the initial Floating Rate Interest Period (i) with respect to the Fixed-to-Floating Rate Notes, will be the period from (and including) the applicable Call Date to (but excluding) the applicable initial Floating Rate Interest Payment Date and (ii) with respect to the Floating Rate Notes, will be the period from (and including) the Issue Date to (but excluding) the applicable initial Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of (i) June 25, 2028, September 25, 2028 and December 25, 2028, with respect to the 2029 Notes, (i) June 25, 2030, September 25, 2030 and December 25, 2030, with respect to the 2031 Notes, (iii) June 25, 2035, September 25, 2035 and December 25, 2035, with respect to the 2036 Notes and (iv) March 25, June 25, September 25 and December 25 in each year, commencing on June 25, 2025, and ending on (and including) December 25, 2028 with respect to the Floating Rate; provided that the Floating Interest Rate in effect (i) with respect to the Fixed-to-Floating Rate Notes, from (and including) the applicable Call Date to (but excluding) the first applicable Floating Rate Interest Reset Date will be equal to the applicable Initial Floating Interest Rate and (ii) with respect to the Floating Rate Notes, from (and including) the Issue Date to (but excluding) the first applicable Floating Rate Interest Reset Date will be equal to the applicable Initial Floating Interest Rate. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“Floating Rate Period” means, (i) for each series of the Fixed-to-Floating Rate Notes, the period from (and including) the applicable Call Date to (but excluding) the applicable Maturity Date and (ii) for the Floating Rate Notes, the period from (and including) the Issue Date to (but excluding) the applicable Maturity Date.

“Indenture” has the meaning set forth in the first paragraph of this Eighth Supplemental Indenture.

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Company under Section 2.02(d).

“Initial Floating Interest Rate” means an interest rate per annum equal to the sum of (A) the SOFR Index Average, as determined (i) with respect to the Fixed-to-Floating Rate Notes, on the second U.S. Government Securities Business Day preceding the applicable Call Date and (ii) with respect to the Floating Rate Notes, on the second U.S. Government Securities Business Day preceding the Initial Floating Rate Interest Payment Date, and (B) the applicable Margin, subject to the Minimum Rate.

“Interest Payment Date” has the meaning set forth in Section 2.02(b).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor.

“ISDA Definitions” means the 2006 ISDA Definitions, as published by ISDA, as amended, supplemented or replaced from time to time.

“ISDA Fallback Rate” means the rate to be effective upon the occurrence of a SOFR Index Cessation Event according to (and as defined in) the ISDA Definitions, where such rate may have been adjusted for an overnight tenor, but without giving effect to any additional spread adjustment to be applied according to such ISDA Definitions.

“ISDA Spread Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that shall have been selected by ISDA as the spread adjustment that would apply to the ISDA Fallback Rate.

“Issue Date” has the meaning set forth in Section 2.01.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of The Netherlands, the European Central Bank, the Dutch Central Bank or other competent authority, the resolution authority, the Financial Stability Board and/or of the European Parliament or of the Council of the European Union then in effect in The Netherlands and applicable to the Company and/or the Regulatory Group including, without limitation to the generality of the foregoing, any delegated or implementing acts (such as regulatory technical standards) adopted by the European Commission and any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted by the competent authority and/or the resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to us or to the Regulatory Group).

A “Loss Absorption Disqualification Event” shall be deemed to have occurred if as a result of any amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, which the Company demonstrates to the satisfaction of the resolution authority was not reasonably foreseeable at the Issue Date and becomes effective on or after the Issue Date of the Securities, the Securities are or (in the opinion of the Company or the resolution authority) are likely to be fully or partially excluded from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Securities from the relevant minimum requirement(s) is due to the remaining maturity of the Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Company and/or the Regulatory Group on the Issue Date of the Securities.

“Margin” means (i) 1.010% per annum, with respect to the 2029 Notes, (ii) 1.230% per annum, with respect to the 2031 Notes, (iii) 1.610% per annum, with respect to the 2036 Notes and (iv) 1.010% per annum, with respect to the Floating Rate Notes.

“Maturity Date” has the meaning set forth in Section 2.01.

“Minimum Rate” means a minimum interest rate of 0.00% per annum.

“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Regular Record Date” has the meaning set forth in Section 2.02(c).

“Regulatory Group” means the Company, its subsidiary undertakings, participations, participating interests and any subsidiary undertakings, participations or participating interests held (directly or indirectly) by any of its subsidiary undertakings from time to time and any other undertakings from time to time consolidated with the Issuer for regulatory purposes, in each case in accordance with the rules and guidance of the competent authority or resolution authority then in effect.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve, or any successor.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service;

“Securities” has the meaning set forth in the Recitals.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(1)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(2)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company, following consultation with its Independent Adviser:

(1)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor and (b) the SOFR Benchmark Replacement Adjustment;

(2)	the sum of (a) the ISDA Fallback Rate and (b) the SOFR Benchmark Replacement Adjustment; or

(3)

the sum of (a) the alternate rate that has been selected by the Company, in consultation with the Independent Adviser, as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate as a replacement for the then-current SOFR Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the SOFR Benchmark Replacement Adjustment.

“SOFR Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company, following consultation with its Independent Adviser:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted SOFR Benchmark Replacement;

(2)	if the applicable Unadjusted SOFR Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Spread Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) determined by the Company, following consultation with its Independent Adviser, giving due consideration to any industry accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current SOFR Benchmark with the applicable Unadjusted SOFR Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”) and, for the initial Floating Rate Interest Period with respect to the Floating Rate Notes, the SOFR Index value on March 21, 2025;

provided that, subject to the circumstances described in Section 2.02(d), if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the second U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the second U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

“Tax Event” means, in respect of a series of Securities, that the Company determines that: (i) as a result of a Tax Law Change, the Company will or would be required to pay holders Additional Amounts in respect of such series of Securities or (ii) a person located outside The Netherlands, or a jurisdiction in which a successor of the Company is organized, into which the Company has merged or to which the Company has conveyed, transferred or leased property, would be required to pay Additional Amounts.

“Tax Law Change” means any change in, or amendment to, the laws or regulations of The Netherlands or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date (as defined herein).

“Trustee” has the meaning set forth in the first paragraph of this Eighth Supplemental Indenture.

“Unadjusted SOFR Benchmark Replacement” means the SOFR Benchmark Replacement excluding the applicable SOFR Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 1.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 1.03 Separability Clause. In case any provision in this Eighth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.04 Benefits of Instrument. Nothing in this Eighth Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 1.05 Relation to Base Indenture. This Eighth Supplemental Indenture constitutes an integral part of the Base Indenture. Notwithstanding any other provision of this Eighth Supplemental Indenture, all provisions of this Eighth Supplemental Indenture are expressly and solely for the benefit of the Holders and Beneficial Owners of the Securities and any such provisions shall not be deemed to apply to any other Senior Debt Securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the Securities.

Section 1.06 Construction and Interpretation. Unless the context otherwise requires:

(i) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Eighth Supplemental Indenture, refer to this Eighth Supplemental Indenture as a whole and not to any particular provision of this Eighth Supplemental Indenture;

(ii) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(iii) references herein to a specific Section, Article or Exhibit refer to Sections or Articles of, or an Exhibit to, this Eighth Supplemental Indenture;

(iv) wherever the words “include”, “includes” or “including” are used in this Eighth Supplemental Indenture, they shall be deemed to be followed by the words “without limitation;”

(v) references to a Person are also to its successors and permitted assigns;

(vi) the use of “or” is not intended to be exclusive unless expressly indicated otherwise; and

(vii) references to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

ARTICLE II

FORM AND TERMS OF THE SECURITIES; INTEREST AND PAYMENTS; WAIVER OF SET-OFF

Section 2.01 Establishment of Securities; Form and Certain Terms of Securities.

(a) There are hereby established four new series of Senior Debt Securities under the Base Indenture entitled the “$750,000,000 4.858% Callable Fixed-to-Floating Rate Senior Notes due 2029”, the “$1,000,000,000 5.066% Callable Fixed-to-Floating Rate Senior Notes due 2031”, the $1,000,000,000 5.525% Callable Fixed-to-Floating Rate Senior Notes due 2036” and the “$750,000,000 Callable Floating Rate Senior Notes due 2029”. The 2029 Notes, the 2031 Notes, the 2036 Notes and the Floating Rate Notes shall be executed and delivered in substantially the form attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively. The Securities shall be initially issued in the form of one or more Global Securities. The Company hereby designates DTC as the Depositary for the Securities.

(b) The Company shall issue the 2029 Notes in an aggregate principal amount of $750,000,000, the 2031 Notes in an aggregate principal amount of $1,000,000,000, the 2036 Notes in an aggregate principal amount of $1,000,000,000 and the Floating Rate Notes in an aggregate principal amount of $750,000,000, in each case on March 25, 2025 (the “Issue Date”). The Company may issue additional Securities from time to time after the Issue Date in the manner and to the extent permitted by Section 3.01 of the Base Indenture.

(c) Principal shall be payable on March 25, 2029 in respect of the 2029 Notes, March 25, 2031 in respect of the 2031 Notes, March 25, 2036 in respect of the 2036 Notes and March 25, 2029 in respect of the Floating Rate Notes (each such date, a “Maturity Date”). The Securities shall not have a sinking fund and are not redeemable at the option of the Holders.

(d) Interest shall be payable on the Securities as provided in Section 2.02 and Additional Amounts shall be payable in respect of the Securities in accordance with Section 10.04 of the Base Indenture.

(e) The Company hereby appoints the Trustee, acting through its office at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom, to act as Paying Agent for the Securities.

(f) The Securities shall be subject to the Dutch Bail-In Power as provided in Section 12.01 of the Base Indenture.

(g) The Securities constitute the unsecured and unsubordinated obligations of the Company ranking pari passu without any preference among themselves and equally with all of the Company’s other unsecured and unsubordinated obligations from time to time outstanding, save as otherwise provided by law.

(h) The events of default and remedies with respect to the Securities shall be limited as provided in Article 5 of the Base Indenture.

(i) The Securities shall be issued in denominations of $200,000 in principal amount and integral multiples of $1,000 in excess thereof.

Section 2.02 Interest.

(a) During the applicable Fixed Rate Period, (i) the interest rate on the 2029 Notes shall be 4.858% per annum, (ii) the interest rate on the 2031 Notes shall be 5.066% per annum and (iii) the interest rate on the 2036 Notes shall be 5.525% per annum. During the applicable Fixed Rate Period, interest on the principal amount of the Fixed-to-Floating Rate Notes shall be payable semiannually in arrear on March 25 and September 25 of each year, commencing on September 25, 2025, and ending on (and including) the applicable Call Date (each, a “Fixed Rate Interest Payment Date”), and shall be computed on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. If any scheduled Fixed Rate Interest Payment Date is not a Business Day, interest shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the scheduled Interest Payment Date. The first date on which interest may be paid in respect of the Fixed-to-Floating Rate Notes will be September 25, 2025 for the period commencing on (and including) March 25, 2025, and ending on (but excluding) September 25, 2025.

(b) During the applicable Floating Rate Period, the interest rate on the Securities for the first applicable Floating Rate Interest Period shall be equal to the applicable Initial Floating Interest Rate. Thereafter, the interest rate on the Securities shall be equal to the applicable Floating Interest Rate, which shall be reset quarterly on each applicable Floating Rate Reset Date. During the applicable Floating Rate Period, (i) interest on the 2029 Notes will be payable quarterly in arrear on June 25, 2028, September 25, 2028, December 25, 2028 and the applicable Maturity Date, (ii) interest on the 2031 Notes will be payable quarterly in arrear on June 25, 2030, September 25, 2030, December 25, 2030 and the applicable Maturity Date, (iii) interest on the 2036 Notes will be payable quarterly in arrear on June 25, 2035, September 25, 2035, December 25, 2035 and the applicable Maturity Date and (iv) interest on the Floating Rate Notes will be will be payable quarterly in arrear on March 25, June 25, September 25 and

December 25 in each year, commencing on June 25, 2025, and ending on (and including) the applicable Maturity Date (each a “Floating Rate Interest Payment Date” and, together with each Fixed Rate Interest Payment Date, an “Interest Payment Date”), and shall be computed on the basis of the actual number of days in each Interest Period and a year of 360 days. If any Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) would fall on a day that is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day. The first date on which interest may be paid in respect of the Floating Rate Notes will be June 25, 2025 for the period commencing on (and including) March 25, 2025, and ending on (but excluding) June 25, 2025.

(c) The regular record dates for the Securities will be the Business Day immediately preceding each Interest Payment Date (or, if the Securities are issued in the form of definitive Securities, the fifteenth (15th) Business Day preceding each Interest Payment Date) (each such date, a “Regular Record Date”). If the Maturity Date or date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such Maturity Date or date of redemption or repayment.

(d) Notwithstanding the provisions described under Section 2.02(b) above, if a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date occurs when any Floating Interest Rate (or any component part thereof) remains to be determined by reference to the SOFR Benchmark in respect of any series of the Securities, then the Company (or its designee) may, at its sole discretion, appoint and consult with an Independent Adviser, as soon as reasonably practicable, with a view to the Company (or its designee) determining a SOFR Benchmark Replacement and the applicable SOFR Benchmark Replacement Adjustment and any other amendments to the terms of the Securities, in accordance with the following provisions:

(i) In the absence of fraud, the Company (or its designee) and any Independent Adviser appointed pursuant to this Section 2.02(d), as applicable, shall have no liability whatsoever to the Company, the Trustee, the Calculation Agent, any paying agent or the Holders of the Securities for any determination made by it or for any advice given to the Company (or its designee) in connection with any determination made by the Company (or its designee) pursuant to this Section 2.02(d).

(ii) If the Company (or its designee) has not appointed an Independent Adviser in accordance with this Section 2.02(d), the Company (or its designee) may still make any determinations and/or any amendments contemplated by and in accordance with this Section 2.02(d) (with the relevant provisions in this section applying mutatis mutandis to allow such determinations or amendments to be made by the Company (or its designee) without consultation with an Independent Adviser). Any determination, decision or election that may be made by the Company (or its designee) pursuant to this Section 2.02(d), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Securities, shall become effective without consent from the Holders of the Securities or any other party.

(iii) Subject to paragraph (iv) below, if the Company (or its designee), following consultation with its Independent Adviser, no later than three Business Days prior to the Floating Rate Interest Determination Date relating to the next Floating Rate Interest Period (the “Determination Cut-off Date”) determines the SOFR Benchmark Replacement for the purposes of determining the Floating Interest Rate applicable to the Securities for all future Floating Rate Interest Periods (subject to the subsequent operation of this Section 2.02(d) during any other future Floating Rate Interest Periods), then such SOFR Benchmark Replacement shall be the SOFR Benchmark for all future Floating Rate Interest Periods (subject to the subsequent operation of this section during any other future Floating Rate Interest Period(s)).

(iv) Notwithstanding paragraph (iii) above, if the Company (or its designee), following consultation with its Independent Adviser, determines prior to the Determination Cut-off Date that no SOFR Benchmark Replacement exists then the relevant Floating Interest Rate shall be determined using the SOFR Benchmark last displayed on the relevant page prior to the relevant Floating Rate Interest Determination Date. This paragraph (iv) shall apply to the relevant Floating Rate Interest Period only. Any subsequent Floating Rate Interest Period(s) shall be subject to the subsequent operation of, and adjustment as provided in, this Section 2.02(d).

(v) Promptly following the determination of the SOFR Benchmark Replacement as described in this Section 2.02(d), the Company (or its designee) shall give notice thereof pursuant to this section to the Trustee, the Calculation Agent, any paying agents and the Holders of the Securities. For the avoidance of doubt, neither the Trustee, the Calculation Agent nor any paying agents shall have any responsibility for making such determination;

(vi) Subject to receipt of notice pursuant to paragraph (v) above, the Trustee, the Calculation Agent and any paying agents shall, at the direction and expense of the Company, effect such waivers and consequential amendments to the terms and conditions of the Securities, the Indenture and any other document as the Company (or its designee), following consultation with its Independent Adviser, determines may be required to give effect to any application of this Section 2.02(d), including, but not limited to:

(1) changes to the terms and conditions of the Securities which the Company (or its designee), following consultation with its Independent Adviser, determines may be required in order to follow market practice (determined according to factors including, but not limited to, public statements, opinions and publications of industry bodies and organizations) in relation to such SOFR Benchmark Replacement, including, but not limited to (A) the Business Day, Business Day Convention, Day Count Fraction, Floating Rate Interest Determination Date and/or any relevant time applicable to the Securities and (B) the method for determining the fallback to the Floating Interest Rate in relation to the Securities if such SOFR Benchmark Replacement is not available; and

(2) any other changes which the Company (or its designee), following consultation with its Independent Adviser, determines are reasonably necessary to ensure the proper operation and comparability to the SOFR Benchmark of such SOFR Benchmark Replacement, which changes shall apply to the Securities for all future Floating Rate Interest Periods (subject to the subsequent operation of this Section 2.02(d)). None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to this Section 2.02(d) or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

(vii) No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in this section or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

(viii) By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by this Section 2.02(d), and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to this Section 2.02(d), without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of this Section 2.02(d).

(ix) By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this Section 2.02(d) or any losses suffered in connection therewith.

(x) Notwithstanding any other provision of this Section 2.02(d), no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Section 2.03 Waiver of Set-Off.

Subject to applicable law, and notwithstanding the provisions set forth in Section 5.06(c) of the Base Indenture, neither any Holder nor Beneficial Owner of Securities, nor the Trustee acting on their behalf, may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, the Securities or the Indenture or any indenture supplemental thereto and each Holder and Beneficial Owner of the Securities, by virtue of its holding of any Securities, and the Trustee acting on their behalf, shall be deemed to have waived all such rights of set-off, netting, compensation or retention. To the extent that any such Holder or Beneficial Owner of the Securities by the Company in respect of, or arising under, the Securities or the Indenture or any supplemental indenture thereto nevertheless claims a right of set-off, netting, compensation or retention in respect of any such amount, whether by operation of law or otherwise, and irrespective of whether the set-off, netting, compensation or retention is effective under any applicable law, such Holder or Beneficial Owner shall, immediately transfer to the Company (or, in the event of the Company’s liquidation (upon dissolution (ontbinding) or otherwise) or a moratorium of payments (surseance van betaling), or if the Company is declared bankrupt (failliet verklaard), the liquidator or administrator of the Company, as the case may be) the amount which purportedly has been set off, netted, compensated or retained (such a transfer, a “Set-off Repayment”) and no rights can be derived from the notes or any interest therein until the Company (or the liquidator or administrator of the Company, as the case may be) has received in full the relevant Set-off Repayment and accordingly any such set-off, netting, compensation or retention shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off. Irrespective of any other set-off, netting, compensation or retention agreement providing otherwise, the possibility of any set-off, netting, compensation or retention by a Holder or Beneficial Owner of the Securities shall be exclusively governed by Dutch law.

Section 2.04 Substitution and Variation.

(a) Notwithstanding anything to the contrary in the Securities or the Base Indenture or herein, if a Loss Absorption Disqualification Event has occurred and is continuing with respect to any series of the Securities, then the Company may at its option at any time, and without any requirement for any consent or approval of the Holders or Beneficial Owners of such Securities, substitute such Securities, in whole but not in part, or vary the terms of such Securities, in whole but not in part, so that the substituted securities are, or such Securities remain following such variation, Compliant Notes.

(b) The Company shall give notice to the Holders of such Securities of any substitution or variation of such Securities not less than 15 days nor more than 30 days prior to the date fixed for such substitution or variation and to the Trustee at least 5 business days prior to such date unless a shorter notice period shall be satisfactory to the Trustee.

(c) By its acquisition of the Securities or any beneficial interest therein, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner of the Securities has, (i) acknowledged, accepted, and agreed to be bound by, and consented to, the Company’s determination to substitute the Securities or vary the terms of the Securities as provided above, (ii) granted to the Company and the Trustee full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder or Beneficial Owner, as the case may be, which is necessary or convenient to complete such substitution of the Securities or the variation of the terms of the Securities, as applicable; and (iii) to the extent permitted by the Trust Indenture Act, waived any and all claims, in law and/or in equity, against the Company and the Trustee for, agreed not to initiate a suit against the Company or the Trustee in respect of, and agreed that neither the Company nor the Trustee shall be liable for, any action that the Company or the Trustee takes, or abstains from taking, in either case in connection with the substitution of the Securities or the variation of the terms of the Securities at the option of the Company as provided above.

ARTICLE III

REDEMPTION AND PURCHASE

Section 3.01 Redemption.

(a) Subject to the limitations specified in Section 3.03, the Company may, at its option, redeem the Securities, in whole but not in part:

(i) on the applicable Call Date;

(ii) at any time if at least 75% of the aggregate principal amount of the applicable series of Securities issued has been redeemed or purchased and cancelled;

(iii) at any time if a Loss Absorption Disqualification Event has occurred and is then continuing; or

(iv) at any time if a Tax Event has occurred and is then continuing; provided that, in the case of a Tax Event related to a merger, conveyance, transfer or lease, the Company will have the option to redeem the notes even if it is required to pay Additional Amounts immediately after the merger, conveyance, transfer or lease that has occurred in relation to the Tax Event. However, the Company shall not be required to use reasonable measures to avoid the obligation to pay Additional Amounts in the event of such merger, conveyance, transfer or lease;

in each of cases (i) to (iv) above, at their principal amount, plus accrued and unpaid interest to the Redemption Date (including Additional Amounts, if any).

(b) Prior to the delivery of any notice of redemption in respect of a redemption under Section 3.01(a)(iv), the Company shall deliver to the Trustee (i) an Officers’ Certificate stating that the conditions to such redemption have been satisfied and (ii) an opinion from a recognized law or tax firm of international standing, chosen by the Company, in a form satisfactory to the Trustee, confirming that the Company is entitled to exercise its right of redemption under Section 3.01(a)(iv).

Section 3.02 Notice of Redemption; Automatic Revocation.

The Company shall give notice of any redemption of the Securities not less than 15 days or more than 30 days prior to the redemption date to the Holders of the Securities, and to the Trustee at least 5 business days prior to such date unless a shorter notice period shall be satisfactory to the Trustee. The redemption notice shall state: (1) the redemption date, (2) the redemption price, (3) that, on the redemption date, each Security will be redeemed and the redemption price will become due and payable upon surrender of each Security to be redeemed and that, subject to certain exceptions, interest will cease to accrue after that date, (4) the place or places where the Securities are to be surrendered for payment of the redemption price and (5) the CUSIP, Common Code and/or ISIN number or numbers, if any, with respect to the Securities being redeemed.

(a) A notice of redemption shall be irrevocable, except that the exercise of the Dutch Bail-in Power by the Relevant Resolution Authority prior to the date fixed for redemption shall automatically revoke such notice and no Securities shall be redeemed and no payment in respect of the Securities shall be due and payable.

(b) The Company shall promptly deliver notice to the Trustee and the Holders of the Securities of any event that shall have automatically revoked any redemption notice pursuant to this Section 3.02.

(c) Notice of redemption of Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s request and upon provision to the Trustee of such notice information, by the Trustee in the name and at the expense of the Company.

Section 3.03 Conditions to Redemption and Purchase.

(a) The Company may not give notice of any redemption of or redeem, nor may the Company or any member of the Group purchase, any Securities unless the Company shall have obtained the prior permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, at the time of redemption or purchase, if such permission is at the relevant time and in the relevant circumstances required (which may require the Company to demonstrate to the satisfaction of the Relevant Resolution Authority and/or Competent Authority, as appropriate, that the Loss Absorption Disqualification Event or Tax Event, as applicable, was not reasonably foreseeable as at the Issue Date and, in the case of a Tax Event, the change in the applicable tax treatment of the Securities is material), and subject to applicable law or regulation (including without limitation under Directive 2013/36/EU (CRD IV), Regulation (EU) No 575/2013 (CRR—including articles 72b(2)(j), 77 and 78a thereof), Commission Delegated Regulation (EU) No 241/2014, the BRRD and the SRM Regulation, as may be amended or replaced from time to time, and any delegated or implementing acts, laws, regulations, regulatory technical standards, rules or guidelines as then in effect).

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01 Effectiveness. This Eighth Supplemental Indenture shall become effective upon its execution and delivery.

Section 4.02 Original Issue. The Securities may, upon execution of this Eighth Supplemental Indenture, be executed by the Company and delivered by the Company to the Trustee for authentication, and the Trustee shall, upon delivery of a Company Order, authenticate and deliver such Securities as in such Company Order provided.

Section 4.03 Ratification and Integral Part. The Base Indenture, as supplemented by this Eighth Supplemental Indenture, is in all respects ratified and confirmed, including without limitation all the rights, immunities and indemnities of the Trustee, and this Eighth Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 4.04 Priority. This Eighth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Eighth Supplemental Indenture shall, with respect to the Securities and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

Section 4.05 Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented by this Eighth Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

Section 4.06 Counterparts. This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The words “executed”, “signed”, “signature” and words of like import in this Eighth Supplemental Indenture relating to the execution and delivery of this Eighth Supplemental Indenture and any documents to be delivered in connection herewith shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 4.07 Governing Law. This Eighth Supplemental Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except for Section 2.03 and the waiver of set-off provisions in the Securities, which are governed by, and construed in accordance with, Dutch law.

Section 4.08 Trustee Disclaimer. The Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Eighth Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, all as of the day and year above written.

ING GROEP N.V.

By:	/s/ K.I.D. Tuinstra
Name: K.I.D. Tuinstra
Title: Authorized Signatory

By:	/s/ P.G. van der Linde
Name: P.G. van der Linde
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS TRUSTEE

By:	/s/ Agnieszka Gozdz
Name: Agnieszka Gozdz
Title: Authorized Signatory

Signature Page to the Eighth Supplemental Indenture

Exhibit A-1

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

4.858% Callable Fixed-to-Floating Rate Senior Notes due 2029

No. [ ]	$

CUSIP NO. 456837 BQ5

ISIN NO. US456837BQ51

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, the principal sum of $     (     Dollars), on March 25, 2029 (the “Maturity Date”), and to pay interest thereon from March 25, 2025 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on March 25 and September 25 in each year (each, a “Fixed Rate Interest Payment Date”), commencing on September 25, 2025 and ending on (and including) March 25, 2028 (the “Call Date”), at the rate of 4.858% per annum (the “Fixed Interest Rate”). Thereafter, interest shall be paid quarterly in arrear on June 25, 2028, September 25, 2028, December 25, 2028 and the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, an “Interest Payment Date”).

The interest rate for the first Floating Rate Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the date that is two U.S. Government Securities Business Days (as defined on the reverse of this Security) prior to the Call Date, and (B) 1.010% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Floating Rate Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Floating Rate Interest Determination Date (as defined on the reverse of this Security), and (B) 1.010% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Floating Rate Interest Reset Date (as defined on the reverse of this Security). The Fixed Interest Rate shall be calculated on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. The Floating Interest Rate shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

A-1-1

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Eighth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If any scheduled Fixed Rate Interest Payment Date, the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, Maturity Date or date of redemption or repayment. If any scheduled Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Eighth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
As Trustee

By:
Authorized Signatory

A-1-3

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Eighth Supplemental Indenture, dated as of March 25, 2025 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $750,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, dated March 25, 2025.

“Dutch Bail-In Power” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements (including, but not limited to, the Dutch Financial Supervision Act) that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and the SRM Regulation, in each case as amended or superseded) and/or within the context of a Dutch resolution regime under the Dutch Intervention Act (as implemented in relevant statutes) and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

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“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the second U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date (or the Call Date, with respect to the first Floating Rate Interest Reset Date).

“Floating Rate Interest Period” means the period from (and including) a Floating Rate Interest Payment Date (or the Call Date, in the case of the initial Floating Rate Interest Period) to (but excluding) the next succeeding Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of June 25, 2028, September 25, 2028 and December 25, 2028. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

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(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”);

provided that, subject to the circumstances described in Section 2.02(d) of the Eighth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

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with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the second U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the second U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

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“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Eighth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Eighth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Eighth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Eighth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Eighth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Eighth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Eighth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security

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shall be deemed to have waived all such rights of set-off, netting, compensation or retention. To the extent that any such Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture nevertheless claims a right of set-off, netting, compensation or retention in respect of any such amount, whether by operation of law or otherwise, and irrespective of whether the set-off, netting, compensation or retention is effective under any applicable law, such Holder or Beneficial Owner shall, immediately transfer to the Company (or, in the event of the Company’s liquidation (upon dissolution (ontbinding) or otherwise) or a moratorium of payments (surseance van betaling), or if the Company is declared bankrupt (failliet verklaard), the liquidator or administrator of the Company, as the case may be) the amount which purportedly has been set off, netted, compensated or retained (such a transfer, a “Set-off Repayment”) and no rights can be derived from the notes or any interest therein until the Company (or the liquidator or administrator of the Company, as the case may be) has received in full the relevant Set-off Repayment and accordingly any such set-off, netting, compensation or retention shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off. Irrespective of any other set-off, netting, compensation or retention agreement providing otherwise, the possibility of any set-off, netting, compensation or retention by a Holder or Beneficial Owner of this Security shall be exclusively governed by Dutch law.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

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Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to a write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to

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shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person, including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power. Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding (for example, if the exercise of the Dutch Bail-in Power results in only a partial conversion and/or partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Eighth Supplemental Indenture; and

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(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Substitution and Variation. Such Holder and Beneficial Owner and each subsequent Holder and Beneficial Owner of the Securities (i) acknowledges, accepts, agrees to be bound by, and consents to, the Company’s determination to substitute the Securities or vary the terms of the Securities as provided in the provisions of the Indenture, (ii) grants to the Company and the Trustee full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder or Beneficial Owner, as the case may be, which is necessary or convenient to complete such substitution of the Securities or the variation of the terms of the Securities, as applicable; and (iii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Company and the Trustee for, agrees not to initiate a suit against the Company or the Trustee in respect of, and agrees that neither the Company nor the Trustee shall be liable for, any action that the Company or the Trustee takes, or abstains from taking, in either case in connection with the substitution of the Securities or the variation of the terms of the Securities at the option of the Company as provided in the provisions of the Indenture.

(iii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iv)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(v)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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Exhibit A-2

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

5.066% Callable Fixed-to-Floating Rate Senior Notes due 2031

No. [ ]	$

CUSIP NO. 456837 BR3

ISIN NO. US456837BR35

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, the principal sum of $     (     Dollars), on March 25, 2031 (the “Maturity Date”), and to pay interest thereon from March 25, 2025 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on March 25 and September 25 in each year (each, a “Fixed Rate Interest Payment Date”), commencing on September 25, 2025 and ending on (and including) March 25, 2030 (the “Call Date”), at the rate of 5.066% per annum (the “Fixed Interest Rate”). Thereafter, interest shall be paid quarterly in arrear on June 25, 2030, September 25, 2030, December 25, 2030 and the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, an “Interest Payment Date”).

The interest rate for the first Floating Rate Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the date that is two U.S. Government Securities Business Days (as defined on the reverse of this Security) prior to the Call Date, and (B) 1.230% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Floating Rate Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Floating Rate Interest Determination Date (as defined on the reverse of this Security), and (B) 1.230% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Floating Rate Interest Reset Date (as defined on the reverse of this Security). The Fixed Interest Rate shall be calculated on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. The Floating Interest Rate shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

A-2-1

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Eighth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If any scheduled Fixed Rate Interest Payment Date, the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, Maturity Date or date of redemption or repayment. If any scheduled Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Eighth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
As Trustee

By:
Authorized Signatory

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(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Eighth Supplemental Indenture, dated as of March 25, 2025 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $1,000,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, dated March 25, 2025.

“Dutch Bail-In Power” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements (including, but not limited to, the Dutch Financial Supervision Act) that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and the SRM Regulation, in each case as amended or superseded) and/or within the context of a Dutch resolution regime under the Dutch Intervention Act (as implemented in relevant statutes) and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

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“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the second U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date (or the Call Date, with respect to the first Floating Rate Interest Reset Date).

“Floating Rate Interest Period” means the period from (and including) a Floating Rate Interest Payment Date (or the Call Date, in the case of the initial Floating Rate Interest Period) to (but excluding) the next succeeding Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of June 25, 2030, September 25, 2030 and December 25, 2030. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

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(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”);

provided that, subject to the circumstances described in Section 2.02(d) of the Eighth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

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with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the second U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the second U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

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“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Eighth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Eighth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Eighth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Eighth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Eighth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Eighth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Eighth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

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Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security shall be deemed to have waived all such rights of set-off, netting, compensation or retention. To the extent that any such Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture nevertheless claims a right of set-off, netting, compensation or retention in respect of any such amount, whether by operation of law or otherwise, and irrespective of whether the set-off, netting, compensation or retention is effective under any applicable law, such Holder or Beneficial Owner shall, immediately transfer to the Company (or, in the event of the Company’s liquidation (upon dissolution (ontbinding) or otherwise) or a moratorium of payments (surseance van betaling), or if the Company is declared bankrupt (failliet verklaard), the liquidator or administrator of the Company, as the case may be) the amount which purportedly has been set off, netted, compensated or retained (such a transfer, a “Set-off Repayment”) and no rights can be derived from the notes or any interest therein until the Company (or the liquidator or administrator of the Company, as the case may be) has received in full the relevant Set-off Repayment and accordingly any such set-off, netting, compensation or retention shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off. Irrespective of any other set-off, netting, compensation or retention agreement providing otherwise, the possibility of any set-off, netting, compensation or retention by a Holder or Beneficial Owner of this Security shall be exclusively governed by Dutch law.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such

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Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to a write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on,

A-2-10

the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person, including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power. Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding (for example, if the exercise of the Dutch Bail-in Power results in only a partial conversion and/or partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Eighth Supplemental Indenture; and

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(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Substitution and Variation. Such Holder and Beneficial Owner and each subsequent Holder and Beneficial Owner of the Securities (i) acknowledges, accepts, agrees to be bound by, and consents to, the Company’s determination to substitute the Securities or vary the terms of the Securities as provided in the provisions of the Indenture, (ii) grants to the Company and the Trustee full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder or Beneficial Owner, as the case may be, which is necessary or convenient to complete such substitution of the Securities or the variation of the terms of the Securities, as applicable; and (iii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Company and the Trustee for, agrees not to initiate a suit against the Company or the Trustee in respect of, and agrees that neither the Company nor the Trustee shall be liable for, any action that the Company or the Trustee takes, or abstains from taking, in either case in connection with the substitution of the Securities or the variation of the terms of the Securities at the option of the Company as provided in the provisions of the Indenture.

(iii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iv)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(v)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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Exhibit A-3

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

5.525% Callable Fixed-to-Floating Rate Senior Notes due 2036

No. [ ]	$

CUSIP NO. 456837 BS1

ISIN NO. US456837BS18

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, the principal sum of $     (     Dollars), on March 25, 2036 (the “Maturity Date”), and to pay interest thereon from March 25, 2025 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on March 25 and September 25 in each year (each, a “Fixed Rate Interest Payment Date”), commencing on September 25, 2025 and ending on (and including) March 25, 2035 (the “Call Date”), at the rate of 5.525% per annum (the “Fixed Interest Rate”). Thereafter, interest shall be paid quarterly in arrear on June 25, 2035, September 25, 2035, December 25, 2035 and the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, an “Interest Payment Date”).

The interest rate for the first Floating Rate Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the date that is two U.S. Government Securities Business Days (as defined on the reverse of this Security) prior to the Call Date, and (B) 1.610% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Floating Rate Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Floating Rate Interest Determination Date (as defined on the reverse of this Security), and (B) 1.610% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Floating Rate Interest Reset Date (as defined on the reverse of this Security). The Fixed Interest Rate shall be calculated on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. The Floating Interest Rate shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

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If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Eighth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If any scheduled Fixed Rate Interest Payment Date, the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, Maturity Date or date of redemption or repayment. If any scheduled Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Eighth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
As Trustee

By:
Authorized Signatory

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(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Eighth Supplemental Indenture, dated as of March 25, 2025 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $1,000,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, dated March 25, 2025.

“Dutch Bail-In Power” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements (including, but not limited to, the Dutch Financial Supervision Act) that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and the SRM Regulation, in each case as amended or superseded) and/or within the context of a Dutch resolution regime under the Dutch Intervention Act (as implemented in relevant statutes) and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

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“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the second U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date (or the Call Date, with respect to the first Floating Rate Interest Reset Date).

“Floating Rate Interest Period” means the period from (and including) a Floating Rate Interest Payment Date (or the Call Date, in the case of the initial Floating Rate Interest Period) to (but excluding) the next succeeding Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of June 25, 2035, September 25, 2035 and December 25, 2035. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

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(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”);

provided that, subject to the circumstances described in Section 2.02(d) of the Eighth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

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with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the second U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the second U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

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“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Eighth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Eighth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Eighth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Eighth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Eighth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Eighth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Eighth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security

A-3-8

shall be deemed to have waived all such rights of set-off, netting, compensation or retention. To the extent that any such Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture nevertheless claims a right of set-off, netting, compensation or retention in respect of any such amount, whether by operation of law or otherwise, and irrespective of whether the set-off, netting, compensation or retention is effective under any applicable law, such Holder or Beneficial Owner shall, immediately transfer to the Company (or, in the event of the Company’s liquidation (upon dissolution (ontbinding) or otherwise) or a moratorium of payments (surseance van betaling), or if the Company is declared bankrupt (failliet verklaard), the liquidator or administrator of the Company, as the case may be) the amount which purportedly has been set off, netted, compensated or retained (such a transfer, a “Set-off Repayment”) and no rights can be derived from the notes or any interest therein until the Company (or the liquidator or administrator of the Company, as the case may be) has received in full the relevant Set-off Repayment and accordingly any such set-off, netting, compensation or retention shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off. Irrespective of any other set-off, netting, compensation or retention agreement providing otherwise, the possibility of any set-off, netting, compensation or retention by a Holder or Beneficial Owner of this Security shall be exclusively governed by Dutch law.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

A-3-9

Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to a write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to

A-3-10

shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person, including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power. Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding (for example, if the exercise of the Dutch Bail-in Power results in only a partial conversion and/or partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Eighth Supplemental Indenture; and

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(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Substitution and Variation. Such Holder and Beneficial Owner and each subsequent Holder and Beneficial Owner of the Securities (i) acknowledges, accepts, agrees to be bound by, and consents to, the Company’s determination to substitute the Securities or vary the terms of the Securities as provided in the provisions of the Indenture, (ii) grants to the Company and the Trustee full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder or Beneficial Owner, as the case may be, which is necessary or convenient to complete such substitution of the Securities or the variation of the terms of the Securities, as applicable; and (iii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Company and the Trustee for, agrees not to initiate a suit against the Company or the Trustee in respect of, and agrees that neither the Company nor the Trustee shall be liable for, any action that the Company or the Trustee takes, or abstains from taking, in either case in connection with the substitution of the Securities or the variation of the terms of the Securities at the option of the Company as provided in the provisions of the Indenture.

(iii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iv)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(v)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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Exhibit A-4

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

Callable Floating Rate Senior Notes due 2029

No. [ ]	$

CUSIP NO. 456837 BP7

ISIN NO. US456837BP78

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, the principal sum of $     (     Dollars), on March 25, 2029 (the “Maturity Date”), and to pay interest thereon from March 25, 2025 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable quarterly in arrear on March 25, June 25, September 25 and December 25 in each year (each, an “Interest Payment Date”) until the principal hereof is paid or made available for payment. Interest shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

The interest rate for the first Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the second U.S. Government Securities Business Day (as defined on the reverse of this Security) preceding the initial Interest Payment Date, and (B) 1.010% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Interest Determination Date (as defined on the reverse of this Security), and (B) 1.010% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Interest Reset Date (as defined on the reverse of this Security).

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Eighth Supplemental Indenture shall apply.

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The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Maturity Date or date of redemption or repayment. If any scheduled Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Eighth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
As Trustee

By:
Authorized Signatory

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(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Eighth Supplemental Indenture, dated as of March 25, 2025 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $750,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, dated March 25, 2025.

“Dutch Bail-In Power” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements (including, but not limited to, the Dutch Financial Supervision Act) that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and the SRM Regulation, in each case as amended or superseded) and/or within the context of a Dutch resolution regime under the Dutch Intervention Act (as implemented in relevant statutes) and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

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“Interest Determination Date” means, for each Interest Period, the second U.S. Government Securities Business Day preceding the applicable Interest Reset Date.

“Interest Period” means the period from (and including) an Interest Payment Date (or the Issue Date, in the case of the initial Interest Period) to (but excluding) the next succeeding Interest Payment Date.

“Interest Reset Date” means March 25, June 25, September 25 and December 25 in each year, commencing on June 25, 2025 and ending (and including) December 25, 2028. If any Interest Reset Date would fall on a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or

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such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

“SOFR Index Average” for each Interest Period means the value of the SOFR rates for each day during the relevant Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such Interest Period (or in the final Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period (such date a “SOFR Index Determination Date”) and, for the initial Interest Period, the SOFR Index value on March 21, 2025;

provided that, subject to the circumstances described in Section 2.02(d) of the Eighth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Interest Period shall be calculated by the Calculation Agent on the relevant Interest Determination Date as follows:

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with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Interest Period, the period from (and including) the second U.S. Government Securities Business Day preceding the first date in such Interest Period to (but excluding) the second U.S. Government Securities Business Day preceding the Interest Payment Date (or in the final Interest Period, preceding the Maturity Date) for such Interest Period.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

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This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Eighth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Eighth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Eighth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Eighth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Eighth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent Holder and Beneficial Owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Eighth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Eighth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security shall be deemed to have waived all such rights of set-off, netting, compensation or retention. To the extent that any such Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture nevertheless claims a right of set-off, netting, compensation or retention in

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respect of any such amount, whether by operation of law or otherwise, and irrespective of whether the set-off, netting, compensation or retention is effective under any applicable law, such Holder or Beneficial Owner shall, immediately transfer to the Company (or, in the event of the Company’s liquidation (upon dissolution (ontbinding) or otherwise) or a moratorium of payments (surseance van betaling), or if the Company is declared bankrupt (failliet verklaard), the liquidator or administrator of the Company, as the case may be) the amount which purportedly has been set off, netted, compensated or retained (such a transfer, a “Set-off Repayment”) and no rights can be derived from the notes or any interest therein until the Company (or the liquidator or administrator of the Company, as the case may be) has received in full the relevant Set-off Repayment and accordingly any such set-off, netting, compensation or retention shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off. Irrespective of any other set-off, netting, compensation or retention agreement providing otherwise, the possibility of any set-off, netting, compensation or retention by a Holder or Beneficial Owner of this Security shall be exclusively governed by Dutch law.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

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Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to a write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person, including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending

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payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power. Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding (for example, if the exercise of the Dutch Bail-in Power results in only a partial conversion and/or partial write-down of the principal of the Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Eighth Supplemental Indenture; and

(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

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(ii)

Substitution and Variation. Such Holder and Beneficial Owner and each subsequent Holder and Beneficial Owner of the Securities (i) acknowledges, accepts, agrees to be bound by, and consents to, the Company’s determination to substitute the Securities or vary the terms of the Securities as provided in the provisions of the Indenture, (ii) grants to the Company and the Trustee full power and authority to take any action and/or to execute and deliver any document in the name and/or on behalf of such Holder or Beneficial Owner, as the case may be, which is necessary or convenient to complete such substitution of the Securities or the variation of the terms of the Securities, as applicable; and (iii) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Company and the Trustee for, agrees not to initiate a suit against the Company or the Trustee in respect of, and agrees that neither the Company nor the Trustee shall be liable for, any action that the Company or the Trustee takes, or abstains from taking, in either case in connection with the substitution of the Securities or the variation of the terms of the Securities at the option of the Company as provided in the provisions of the Indenture.

(iii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iv)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(v)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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